Praxis Impact Bond Fund Class A (MIIAX) and Class I (MIIIX)

(formerly named Praxis Intermediate Income Fund)

Praxis International Index Fund Class A (MPLAX) and Class I (MPLIX)

Praxis Value Index Fund Class A (MVIAX) and Class I (MVIIX)

Praxis Growth Index Fund Class A (MGNDX) and Class I (MMDEX)

Praxis Small Cap Fund Class A (MMSCX) and Class I (MMSIX)

Praxis Genesis Conservative Portfolio Class A (MCONX)

Praxis Genesis Balanced Portfolio Class A (MBAPX)

Praxis Genesis Growth Portfolio Class A (MGAFX)

Each a separate Investment Portfolio of the

Praxis Mutual Funds

Statement of Additional Information

April 30, 2016

As Supplemented May 20, 2016

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the most current prospectus for the Praxis Impact Bond Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio, dated April 30, 2016, as amended or supplemented from time to time, (the “Prospectus”). Praxis Impact Bond Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio and Praxis Genesis Growth Portfolio are hereinafter referred to individually as a “Fund” or the “Impact Bond Fund,” “International Index Fund,” “Value Index Fund,” “Growth Index Fund,” “Small Cap Fund,” “Genesis Conservative Portfolio,” “Genesis Balanced Portfolio,” and “Genesis Growth Portfolio,” respectively, and are hereinafter referred to collectively as the “Funds.” Genesis Conservative Portfolio, Genesis Balanced Portfolio and Genesis Growth Portfolio are referred to hereinafter collectively as the “Genesis Portfolios.” The Funds are separate investment portfolios of Praxis Mutual Funds (the “Company”), an open-end management investment company that currently consists of 8 separate investment portfolios. This SAI is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by telephoning toll free (800) 977-2947.

STATEMENT OF ADDITIONAL INFORMATION

PRAXIS MUTUAL FUNDS

Praxis Mutual Funds (the “Company”) is an open-end management investment company which currently offers 8 separate investment portfolios (each a “Fund” and collectively, the “Funds”). Each Fund is a diversified portfolio of the Company. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund (“Shares”) should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

Additional Information about Portfolio Instruments

The following discussion supplements the disclosure about the investment objectives, policies and risk factors of the Funds, other than the Genesis Portfolios, as set forth in the Prospectus. Each of these policies and restrictions will be applied subject to all applicable investment objectives, policies and restrictions contained in the Prospectus, including the social responsibility criteria set forth in the Prospectus. Information about the investment policies and restrictions of the Genesis Portfolios is in the section, “Investments by the Genesis Portfolios.” Throughout this section, except as otherwise indicated, “Adviser” refers to the applicable Sub-Adviser for the International Index and Small Cap Funds.

Bank Obligations. The Funds may invest in bank obligations such as bankers’ acceptances, certificates of deposit and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (“FDIC”).

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase “A-2” or better by S&P, “Prime-2” or better by Moody’s or such issues with comparable ratings by other nationally recognized statistical rating organizations (“NRSROs”). The Funds may also invest in commercial paper that is not rated but is determined by the Adviser under guidelines established by the Board of Trustees, to be of comparable quality.

Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Notes. The Funds may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be limited to notes that are determined by the Adviser under guidelines approved by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note were to default on its payment obligations, and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Government Related Securities. The Funds may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government (“Government Related Securities”). Certain Government Related Securities are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association (“GNMA”). Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal Home Loan Mortgage Corporation (“FHLMC”), and Tennessee Valley Authority, or only by the credit of the issuing agency, such as Federal Farm Credit Banks. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Foreign Investments. Each of the Funds may, subject to its investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include, but are not limited to, Eurobonds, which are U.S. dollar denominated debt securities issued by corporations located in Europe, Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States (primarily Europe), Yankee Certificates of Deposit which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less trading volume and, therefore, many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Forward Foreign Currency Exchange Contracts. The Funds may engage in foreign currency exchange transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“Term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Funds will not enter into such forward contracts or maintain a net exposure in such contracts where a Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. Each Fund’s custodian bank segregates cash or liquid high grade debt securities in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund’s commitments with respect to such contracts.

Foreign Currency Options. The Funds may engage in foreign currency options. A foreign currency option provides a Fund, as the option buyer, with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Options Trading. Options trading is a specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock or bond index provides the holder with the right to make or receive a cash settlement upon the exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

A Fund’s obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, would not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit is subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Futures Contracts. The Funds are operated pursuant to an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and, therefore, are not subject to regulation as a commodity pool or commodity pool operator under the CEA. As discussed in the Prospectus, the Funds may invest in futures contracts and options thereon (stock or bond index futures contracts or interest rate futures or options) to hedge or manage risks associated with a Fund’s securities investments. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Adviser’s ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which, at times, could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Swap Agreements. The Funds may enter into interest rate swaps, swaps on specific securities, currency swaps and other types of swap agreements such as caps, collars, floors, and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund’s exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

The Funds usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund’s obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange (the “NYSE”) or other entities determined by the Adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor.

The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become increasingly liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the Adviser believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the Securities and Exchange Commission (the “SEC”) to be illiquid and, together with other investments in a Fund that are not readily marketable, will not exceed 15 percent of the Fund’s total net assets.

The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund’s portfolio securities and depends on the Adviser’s ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if the Adviser’s judgment about the direction or extent of the movement in interest rates is incorrect, a Fund’s overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

Asset Swaps. The Funds will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components, is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk is the primary risk of asset swaps.

When-lssued Securities. The Funds may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, cash or liquid portfolio securities equal to the amount of the commitment will be segregated. Normally, portfolio securities will be set aside to satisfy the purchase commitment, and, in such a case, the Fund may be required subsequently to set aside additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser to manage it might be affected.

When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when-issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and policies, not for investment leverage.

Mortgage-Related Securities. The Impact Bond Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such Fund may, in addition, invest in mortgage-related securities issued by nongovernmental entities; provided, however, that, to the extent that the Fund purchases mortgage-related securities from such issuers which may, solely for purposes of Section 12 of the Investment Company Act of 1940, as amended (the “1940 Act”), be deemed to be investment companies, the Fund’s investment in such securities will be subject to the limitations on investments in investment company securities set forth below under “Investment Restrictions”. Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the GNMA, and government-related organizations, such as the Federal National Mortgage Association and the FHLMC, as well as by nongovernmental issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of the FNMA, and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “Pcs”). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FFILMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Impact Bond Fund may invest in mortgage-related securities that are collateralized mortgage obligations (“CMOs”) structured on pools of mortgage pass-through certificates or mortgage loans. The CMOs in which the Impact Bond Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer’s obligations to make interest and principal payments are secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs, asset-backed securities, and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of a Fund’s weighted average maturity, the effective maturity of such securities will be used.

Zero Coupon Obligations. The Impact Bond Fund may invest in zero coupon obligations, provided that, immediately after any purchase, not more than 5 percent of the value of the net assets of the Fund is invested in such obligations. Unlike securities with coupons attached, which generate periodic interest payments to the holder, zero-coupon obligations pay no cash income until the date of maturity. They are purchased at a substantial discount from their value at their maturity date. This discount is amortized over the life of the security. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Since this difference is known at the time of purchase, the return on zero-coupon obligations held to maturity is predictable. Since there are no periodic interest payments made to the holder of a zero-coupon obligation, when interest rates rise, the value of such an obligation will fall more dramatically than that of a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon obligations rise more rapidly in value because the obligations have locked in a specific rate of return that becomes more attractive the further interest rates fall.

Guaranteed Investment Contracts. The Impact Bond Fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Impact Bond Fund will only purchase a GIC when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by an NRSRO having the characteristics described above. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund that are not readily marketable, will not exceed 15 percent of the Fund’s total net assets. The term of a GIC will be one (1) year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Income Participation Loans. The Impact Bond Fund may acquire participation interests in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Impact Bond Fund may have a demand provision permitting the Fund to require repayment within seven days. Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are not readily marketable, they will be subject to the Fund’s 15 percent of its net assets limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Adviser determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

The Impact Bond Fund will purchase income participation loans only if such instruments are, in the opinion of the Adviser, of comparable quality to securities rated within the four highest rating groups assigned by NRSROs.

Rights and Warrants. The Value Index Fund, Growth Index Fund and Small Cap Fund may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Medium-Grade Debt Securities. Each Fund may invest in debt securities within the fourth highest rating group assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality (“Medium-Grade Securities”).

As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security’s value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered to have speculative characteristics.

Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities, because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and, therefore, react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Funds to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.

Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which the Funds may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Funds may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of Medium-Grade Securities.

Lower Rated Debt Securities. The Impact Bond Fund may invest in debt securities rated within the six highest categories assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality (“Lower Rated Securities”). Lower Rated Securities involve special risks as they may be considered to have some speculative characteristics. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Lower Rated Securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. lf the issuer of a Lower Rated Security defaults, the Fund may incur additional expenses to seek recovery. The secondary markets on which Lower Rated Securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price of such securities and the Fund’s ability to sell securities at prices approximating the values the Fund had placed on such securities. The Fund will limit its investments in Lower Rated Securities to no more than 10 percent of total assets.

Restricted Securities. Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A provides a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

The Adviser monitors the liquidity of restricted securities in the Funds’ portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

Securities of Other Investment Companies. Each Fund may invest in securities issued by other funds, including those advised by the Adviser to the extent permitted by the 1940 Act and the SEC. As a shareholder of another investment company, a Fund would generally bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose distribution or other charges in connection with the purchase or redemption of their shares and other types of charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into repurchase agreements in accordance with that Fund’s investment restrictions. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the FDIC and registered broker-dealers that the Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement would be required to maintain continually the value of collateral held pursuant to the agreement at an amount equal to 102 percent of the repurchase price marked to market daily (including accrued interest). The securities held subject to repurchase agreements may bear maturities exceeding the maximum maturity specified for a Fund, provided each repurchase agreement matures in one year or less. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending legal action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Securities subject to repurchase agreements will be held by the Custodian or another qualified custodian. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to a reverse repurchase agreement, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as Government Related Securities or other liquid, high grade debt securities consistent with the

Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Securities Lending. In order to generate additional income, each Fund may from time to time, but is not required to, subject to its investment objective and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 102 percent of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars; (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government; or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment, assuming the Fund receives sufficient advance notice of the matter. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Board of Trustees.

Community Development Investing. Each Fund is permitted to invest up to 3 percent of its total assets in community development investments, including investments in community developments notes (“CDI Notes”), which are variable rate notes issued by various affiliated and unaffiliated organizations to fund community development initiatives. CDI Notes are typically rated below investment grade if they are rated by independent rating organizations and are treated by the Funds as illiquid assets. Through their community development investment program, including investments in CDI Notes, the Funds demonstrate their commitment to the creative use of market tools as a means to make a direct financial impact on disadvantaged individuals and their communities and, specifically, to assist them in utilizing existing resources of ability and human potential to create long-term sustainability and self-sufficiency. The Funds typically invest in CDI Notes issued by third-party organizations.

CDI Notes typically offer a rate of return below the then-prevailing market rates, which means they are expected to underperform other debt instruments in which a Fund otherwise might invest. In addition, the CDI-Notes are considered illiquid and below-investment grade. Illiquid securities may be difficult to sell in the ordinary course at the approximate price at which they are valued. Below-investment grade securities involve a greater risk of default or price decline than higher grade securities.

Temporary Defensive Positions. In the event that the Adviser determines that current market conditions are not suitable for the typical investments of a Fund, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. In the event that the Sub-Adviser determines that the current market conditions are not suitable for the International Index Fund’s typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements.

Investments by the Genesis Portfolios

Each Fund seeks to achieve its investment goal by investing substantially all of its assets in Class I shares of a different combination of Praxis Mutual Funds representing different allocations of stocks, bonds and cash investments and reflecting varying degrees of expected investment risk and potential reward. The target allocations as of the date of this SAI, which may be changed from time to time, are as follows. Each Fund may also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

	Total Assets in Bond Funds	Total Assets in Equity Funds
Genesis Conservative Portfolio	60% – 80%	20% – 40%
Genesis Balanced Portfolio	30% – 50%	50% – 70%
Genesis Growth Portfolio	10% – 30%	70% – 90%

As a result of market gains or losses, the percentage of the Genesis Portfolios’ assets invested in particular asset classes (i.e., bond or equity funds) at any given time may be different from the asset allocation model shown above. The information in the section “Additional Information about Portfolio Instruments” directly relates to the investment policies, techniques, and risks of the underlying Praxis Mutual Funds. It provides information about the types of securities in which one or more of the Genesis Portfolios may have indirect investment exposure through their investment in the underlying Praxis Mutual Funds.

Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including Exchange Traded Funds (“ETFs”) that are outside the Praxis Mutual Funds complex. Such investments are subject to limitations prescribed by the 1940 Act and the SEC. These limitations currently provide, in part, that the Genesis Portfolios may not purchase shares of an outside investment company if such a purchase would cause a Fund to own in the aggregate more than 3 percent of the total outstanding voting stock of the investment company. Subject to applicable SEC rules, each Fund is not restricted by the foregoing limitations in purchasing shares of the Praxis Mutual Funds. As a shareholder in an investment company, a Fund will bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. The amount of expenses paid by a Fund on investments in other investment companies are disclosed in the Fees and Expenses table in the prospectus under “Acquired Fund Fees and Expenses” (“AFFE”).

Temporary Defensive Positions. In the event that the Adviser determines that current market conditions are not suitable for the typical investments of the Genesis Conservative Portfolio, Genesis Balanced Portfolio or Genesis Growth Portfolio, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements.

Investment Restrictions

Fundamental Investment Restrictions. The following are fundamental investment restrictions that may be changed only by the affirmative vote of a majority of the outstanding Shares of a Fund (as defined below). Under these restrictions:

1. Each Fund may not borrow money, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

2. Each Fund may not issue senior securities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

3. Each Fund may not act as an underwriter of securities of other issuers, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

4. Each Fund may not purchase real estate or any interest therein, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

5. Each Fund may not purchase or sell commodities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

6. Each Fund may not make loans, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

7. With the exception of a Fund designated as a “non-diversified company,” if any, each Fund shall be a “diversified company” as those terms are defined in the 1940 Act, as interpreted, modified or applied from time to time by regulatory authority having jurisdiction;

8. Each Fund may not invest in a security if, as a result of such investment, more than 25% of its net assets would be invested in the securities of issuers in any particular industry, provided this restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities of other investment companies; except that each Fund that has a principal investment strategy to track the performance of an index will concentrate (or not) approximately to the same extent as its index in the securities of a particular industry or group of industries.

Non-Fundamental Summaries of Current Legal Requirements Related to Certain Investment Restrictions. This section summarizes current legal requirements applicable to the Funds with respect to certain of the fundamental investment restrictions listed above. The current legal requirements are subject to change at any time and this section may be revised at any time to reflect changes in legal requirements or to further clarify existing requirements. No part of this section constitutes a fundamental policy or a part of any of the above fundamental investment restrictions. The discussion in this section provides summary information only and is not a comprehensive discussion. It does not constitute legal advice. Investors who are interested in obtaining additional detail about these requirements should consult their own counsel.

With respect to Investment Restriction 1 (borrowing): Currently, the 1940 Act permits mutual funds to engage in borrowing subject to certain limits. The 1940 Act essentially permits a Fund to borrow under two scenarios. First, a Fund is permitted to borrow from banks provided it maintains “asset coverage of at least 300%” for all borrowings, which means a mutual fund generally can borrow from banks but has a borrowing limit equal to 1/3 of its total assets after the borrowing (for example, a fund with $100 million in assets could borrow $50 million, because $50 million is 1/3 of $150 million). Second, a Fund is permitted to borrow from banks or other lenders in an amount up to 5% of its total assets for temporary purposes.

With respect to Investment Restriction 2 (issuing senior securities): Currently, the 1940 Act generally prohibits mutual funds from issuing “senior securities.” The 1940 Act defines a “senior security” generally to mean “any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.” In other words, a senior security is an obligation that has priority over (or is senior to) a Fund’s shares with respect to the payment of dividends or the distribution of fund assets. Borrowing, as described above in Investment Restriction 1, is an exception to this general prohibition. Certain investment practices that might be considered to create senior securities, such as entering into reverse repurchase agreements, are permissible under current law so long as a fund takes certain steps to address potential senior security concerns. For example, in reliance on guidance from the SEC, mutual funds generally may enter into reverse repurchase agreements so long as they earmark liquid assets to cover the obligation created by the reverse repurchase agreement and their investment strategies and policies do not prohibit those practices.

With respect to Investment Restriction 3 (underwriting): Currently, under the 1940 Act and other federal securities laws, a fund is considered an “underwriter” if the fund participates in the public distribution of securities of other issuers, which involves purchasing the securities from an issuer with the intention of reselling the securities to the public. A fund that purchases securities in a private transaction for investment purposes and later sells those securities to institutional investors in a restricted sale could, under one view, technically be considered to be an underwriter of those securities. Under current legal requirements, Investment Restriction 3 permits a Fund to sell securities in this circumstance.

With respect to Investment Restriction 7 (diversification): Currently, a “diversified company” is defined under the 1940 Act to mean a mutual fund that meets the following definition: a diversified fund must not, with respect to 75% of its total assets, invest in securities of any issuer other than securities issued by other investment companies or securities issued by or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the value of the fund’s total assets would be invested in securities of one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of one issuer. A “non-diversified” fund is a fund that does not meet the definition of a diversified company.

Non-fundamental Investment Restrictions. The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding Shares of that Fund. Each Fund may not:

1. Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 15 percent of that Fund’s net assets;

2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

3. Engage in short sales;

4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs including oil, gas or mineral leases (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);

5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, reorganization or to the extent permitted by the 1940 Act and the SEC;

6. Invest more than 5 percent of total assets in puts, calls, straddles, spreads or any combination thereof;

7. Invest more than 5 percent of total assets in securities of issuers which, together with any predecessors, have a record of less than three (3) years of continuous operation; or

8. Purchase or retain the securities of any issuer if the officers or Trustees of the Company or the officers or Directors of the Advisers who individually own beneficially more than 1/2 of 1 percent of the securities of the issuer, together own beneficially more than 5 percent of the securities of that issuer.

Except as may otherwise be required pursuant to applicable regulatory requirements regarding asset coverage for transactions involving leverage or potential leverage, if any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

Portfolio Turnover

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, with certain adjustments in accordance with applicable legal requirements. The calculation excludes all securities whose remaining maturities at the time of acquisition were one (1) year or less. For the fiscal year ended December 31, 2015, the annual portfolio turnover rate for the Impact Bond Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Fund, Genesis Conservative

Portfolio, Genesis Balanced Portfolio and Genesis Growth Portfolio was 22.67 percent, 4.48 percent, 21.38 percent, 18.68 percent, 75.84 percent, 8.66 percent, 6.53 percent and 7.39 percent, respectively.

For the fiscal year ended December 31, 2014, the annual portfolio turnover rate for the Impact Bond Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Fund, Genesis Conservative Portfolio, Genesis Balanced Portfolio and Genesis Growth Portfolio was 16.48 percent, 5.73 percent, 20.53 percent, 19.09 percent, 73.67 percent, 10.78 percent 10.26 percent and 8.81 percent, respectively.

Portfolio turnover for the Funds may vary greatly from year to year as well as within a particular year. Variations in turnover rate may be due to the fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in the portfolio manager’s investment outlook. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

Disclosure of Portfolio Holdings Policy

The Board of Trustees has approved a Disclosure of Portfolio Holdings Policy for the Company (the “Policy”). The Funds may provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Funds. Recipients are obligated to maintain the confidentiality of that information and are prohibited from trading based on that non-public information. Such service providers include fund accountants, business managers and administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Funds nor any service provider to the Funds may disclose material information about the Funds’ holdings, trading strategies implemented or to be implemented in the Funds or about pending transactions in the Funds to other third parties except in certain limited circumstances:

•	through disclosure in a copy of a Fund’s latest annual or semi-annual report or a Fund’s latest Form N-Q;

•	in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old; or

•	when a Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed. Such disclosures must be authorized by the Funds’ President or Treasurer and shall be periodically reported to the Board.

Neither the Funds nor any service provider, including any investment adviser, may enter into any arrangement to receive any compensation or consideration, directly or indirectly, in return for the disclosure of non-public information about the Funds’ portfolio holdings.

The Chief Compliance Officer (“CCO”) is responsible for overseeing compliance with all Fund policies and procedures, including the Policy. The Policy may not be waived or exceptions made, without the consent of the Board. The Board has approved this Policy and will review any material changes to this Policy, as well as periodically review categories of persons or entities receiving non-standard disclosure. The Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Policy.

NET ASSET VALUE

As indicated in the Prospectus, the net asset value of each Fund is determined and its shares are priced as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each Business Day of the Company. A “Business Day,” which is defined in the Prospectus, is generally a day on which the NYSE is open for business (other than a day on which no Shares of a Fund are tendered for redemption and no order to purchase any Shares is received). The NYSE will not open on the following holidays: New Year’s

Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Valuation of Portfolio Securities — As disclosed in the Prospectus, each Fund’s securities generally are valued at current market prices or, for debt obligations with remaining maturities of 60 days or less, at amortized cost. Securities for which market quotations are not readily available will be valued at fair value as determined by methods approved in good faith by the Board of Trustees. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon that security’s sale.

The following factors, among others, may be considered when determining whether a security is illiquid: the legal or contractual limitations on the transferability or sale of a security, the frequency of trades or quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, and the nature of the security and the marketplace (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The valuation of a particular security depends upon the circumstances related to that security. As a general principle, the valuation will reflect the amount that the Fund would reasonably expect to receive from a knowledgeable purchaser in a current sale. The following methods, among others, may be used when fair valuing securities: multiple of earnings, multiple of book value, discount from market of a similar but freely traded security, purchase price of the security, subsequent private transactions in the security or a related security, or a combination of these methods. The following factors, among others, may be used when fair valuing securities: the fundamental analytical data relating to the investment, the nature and duration of restrictions on disposition of the securities, the evaluation of the forces which influence the market in which the securities are purchased and sold, the type of security, financial statements, the cost at date of purchase, the size of the holding, special reports prepared by analysts or others, information as to any transactions or offers with respect to the security, the pricing history of the security, whether any dealer quotes are available, whether recent sales reflect orderly market transactions, and any other factors deemed relevant. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

Pricing Services — The Adviser may use a pricing service to value certain portfolio securities when the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices.

ADDITIONAL REDEMPTION INFORMATION

Ma tters Affecting Redemption

A Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its Shares upon the occurrence of any of the foregoing conditions.) Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1 percent of such Fund’s net asset value, whichever is less, for any one Shareholder within a 90 day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash inadvisable. In such a case, a Fund may make payment wholly or partly in securities or other property, valued in the same way as that Fund determines net asset value. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale.

The 2 percent redemption fee referred to in the Prospectus and this SAI directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The redemption fee is paid directly to the applicable Fund and is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management.The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not benefit the Adviser in any way. The Funds will charge a redemption fee of 2 percent of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described below. The fee will be limited to the extent that any shares that are not subject to the fee (e.g., shares acquired via a dividend reinvestment) are sold or exchanged first. The longest-held shares in your account will be exchanged or redeemed first.

MANAGEMENT OF THE COMPANY

Trustees and Officers

The Role of the Board

Overall responsibility for management of the Company rests with its Board of Trustees. Like most mutual funds, the day-to-day management and operation of the Company is performed by various service providers to the Company, such as the Adviser, the Sub-Advisers, the Distributor, the Business Manager and Administrator, the Financial Administrator and Fund Accountant, the Custodian and the Transfer Agent. The Board of Trustees has appointed senior employees of certain of these service providers as officers of the Company, with responsibility for supervising actively the day-to-day operations of the Company and reporting back to the Board of Trustees on Company operations. The Board of Trustees has also appointed a Chief Compliance Officer who administers the Company’s compliance program and regularly reports to the Board of Trustees on compliance matters. From time to time, one or more members of the Board of Trustees may meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board of Trustees and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Company.

Board Structure and Leadership

The Board of Trustees has structured itself in a way that it believes allows it to perform its oversight function effectively. It has established three standing committees: an Audit Committee, a Governance Committee and a Nominating Committee. At least 75 percent of the Trustees are Independent Trustees. The Chairman of the Board is an Independent Trustee. The Independent Chair plays a significant role in helping to set the agenda, presides over Independent Trustee sessions, and serves as a liaison between the Independent Trustees and management. The Independent Trustees, including the Independent Chair, help identify matters for consideration by the Board and follow up by management. The Independent Trustees have also engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Company. The Independent Chair plays a significant role in helping to set the agenda for Board meetings, presides over Board meetings, and works with management on Board matters. Given the importance of ensuring effective, independent oversight and decision making, the Board of Trustees has adopted a principle of corporate governance requiring that whenever the Chairperson is not deemed to be an Independent Trustee, a Lead Independent Trustee will be appointed. The Board of Trustees reviews its structure no less frequently than annually. The Board of Trustees believes that its current leadership structure, including the composition of the Board and its Committees, is an appropriate means to provide effective oversight on behalf of shareholders.

Risk Oversight

As part of its oversight of the management and operations of the Company, the Board of Trustees also has a risk oversight role, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds; (ii) reviewing compliance reports and approving certain compliance policies and procedures of the Funds and their service providers; (iii) working with management to help identify key risk areas; (iv) meeting with management to consider areas of risk and to seek assurances that adequate resources are available and appropriate plans are in place to address risks; (v) meeting with service providers, including Fund auditors, to review Fund activities; and (vi) meeting with the Chief Compliance Officer and other officers of the Company and its service providers to receive information about compliance, and risk assessment and management matters and (vii) meeting regularly with independent legal counsel. This risk oversight function is exercised primarily through the Audit Committee and the full Board, and also may be exercised by the Independent Trustees during executive sessions or on an ad hoc basis. The Board of Trustees has emphasized to the Adviser the importance of maintaining rigorous risk management programs at the Adviser and other service providers. Risk management is a standing agenda item at the quarterly meetings of the Board of Trustees, and risk topics are considered at full Board meetings, Audit Committee meetings, and executive sessions of the Independent Trustees.

The Board of Trustees recognizes that not all risks which may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Funds to bear certain risks (such as disclosed investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the oversight of risk management by the Board of Trustees is subject to practical limitations. Nonetheless, the Board of Trustees expects Company service providers to implement rigorous risk management programs.

Trustee Attributes

The Board of Trustees believes that each of the Trustees has the qualifications, experiences, attributes and skills (“Trustee Attributes”) appropriate to continued service as a Trustee of the Company in light of the Company’s business and structure. The Board of Trustees has established a Nominating Committee, which evaluates potential candidates based on a variety of factors. Among those factors are the particular skill sets of a potential Trustee that complement skills and expertise of existing Board members. In addition to a demonstrated record of academic, business and/or professional accomplishment, many of the Trustees have served on the Board of Trustees for a significant a number of years. In their service to the Company, the Trustees have gained substantial insight into the operation of the Company and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. Newer Trustees bring additional perspectives that contribute to the effectiveness of the Board of Trustees. The Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and its Committee structure.. In conducting its annual self-assessment, the Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Company. Additional information about Trustee Attributes is contained in the following table, which shows the names of the Trustees and officers of the Company, their mailing addresses, ages and their principal occupations during the past five (5) years.

Independent Trustees

Name, Year of Birth and Address	Position and Start Date	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee

Karen Klassen Harder, Ph.D. c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Age: 59	Trustee since 12/2/93	Professor, Bluffton University (2001 – present)	8	N/A

Jeffrey K. Landis c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Age: 47	Trustee since 4/28/16	Partner, Bricker, Landis Hunsberger & Gingrich, LLP (Law Firm) (1994 – present)	8	N/A

R. Clair Sauder c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Age: 72	Chairman since 11/19/12 and Trustee since 6/30/02	Partner, C&D Enterprises Unlimited, commercial real estate (1981 – present); Partner, Encore Enterprises, LLC, retail home furnishings (2001 – 2008)	8	N/A

Name, Year of Birth and Address	Position and Start Date	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee

Dwight L. Short c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Age: 70	Trustee since 1/1/14	President, DLS Consulting, consulting and writing (2005 – present)	8	N/A

Candace L. Smith c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Age: 57	Trustee since 11/16/07	Managing Director of Risk, MicroVest Capital Management, LLC (2015 – present); COO, MicroVest Capital Management LLC (2011 – 2015); CFO, MicroVest Capital Management LLC (2005 – 2011)	8	Director, MicroVest GMG Local Credit Fund (2012 to present)

Interested Trustees*

Name, Age and Address	Position and Start Date	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Trusteeships Held by Trustee

Kenneth D. Hochstetler 1110 North Main Street Goshen, IN 46528 Age: 54	Trustee since 11/14/14	President and CEO of Everence Financial (September 2014 – Present); Senior Executive Vice President, Univest Corporation 1992 – September 2014	8	N/A

* Indicates an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hochstetler is deemed to be an interested person because of his affiliation with each Fund’s Adviser.

Officers Who Are Not Trustees

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

Chad M. Horning 1110 North Main Street Goshen, IN 46528 Age: 47	President since 3/10/15	Chief Investment Officer and Senior Vice President, Everence (2009 – present)

Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Age: 59	Vice President since 12/2/93; Secretary since 2/15/14	Vice President of Financial Services Operations, Everence (1981 – present); President, Everence Securities, Inc. (2004 – present); OSJ Principal, ProEquities, Inc., (1994 – present)

Trent M. Statczar 325 John H. McConnell Blvd., Suite 150 Columbus, OH 43215 Age: 44	Treasurer since 1/1/09	Director, Beacon Hill Fund Services, Inc. (2008 – present)

Rodney L Ruehle 325 John H. McConnell Blvd., Suite 150 Columbus, OH 43215 Age: 47	Chief Compliance Officer since 5/15/15	Director, Beacon Hill Fund Services, Inc. (2008 – present)

For the calendar year ended December 31, 2015, the dollar range of equity securities owned by each Trustee in the Funds and the Fund Complex is as follows:

Name of Trustee	Fund Name	Dollar Range of Equity Securities	Aggregate Dollar Range in Fund Complex

Independent Trustees

Karen Klassen Harder, Ph.D	Growth Portfolio	$1 – $10,000	$50,001 – $100,000

	Conservative Portfolio	$10,001 – $50,000

R. Clair Sauder	Impact Bond Fund	$50,001 – $100,000	Over $100,000

	Small Cap Fund	$10,001 – $50,000

	International Index Fund	$10,001 – $50,000

Candace L. Smith	Impact Bond Fund	$1 – $10,000	$10,001 – $50,000

	International Index Fund	$10,001 – $50,000

Don E. Weaver[1]	Impact Bond Fund	$10,001 – $50,000	Over $100,000

	Value Index Fund	$10,001 – $50,000

	Growth Index Fund	$10,001 – $50,000

	Growth Portfolio	$50,001 – $100,000

	International Index Fund	$10,001 – $50,000

Dwight L. Short	Value Index Fund	$10,001 – $50,000	$50,001 – $100,000

	Growth Index Fund	$10,001 – $50,000

	Small Cap Fund	$10,001 – $50,000

	International Index Fund	$10,001 – $50,000

Interested Trustees

Kenneth D. Hochstetler	Impact Bond Fund	$1 – $10,000	$10,001 – $50,000

	Value Index Fund	$10,001 – $50,000

	Growth Index Fund	$10,001 – $50,000

	International Index Fund	$1 – $10,000

	Small Cap Fund	$1 – $10,000

	Growth Portfolio	$10,001 – $50,000

1 Effective May 14, 2016 Mr.Weaver resigned as a Trustee of the Company.

As of April 1, 2016, the company’s Officers and Trustees, as a group, owned less than 1 percent of the shares of each Fund.

Standing Committees The Board of Trustees has established three standing committees: the Audit Committee, the Governance Committee and the Nominating Committee.

The Audit Committee is comprised solely of those Trustees who are not considered “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Audit Committee, which met three (3) times during 2015, performs the following functions: (i) oversees the accounting and financial reporting policies and practices and internal controls of the Company and its Funds and, as appropriate, the internal controls of certain service providers to the Funds; (ii) oversees the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and (iii) acts as a liaison between the Company’s independent auditors and the full Board.

The Governance Committee is comprised of all of the members of the Board of Trustees. The Governance Committee, which met three (3) time during 2015, performs the following functions: (i) reviews periodically the governance principles established by the Board of Trustees and, if deemed appropriate, recommends changes to the Board of Trustees; (ii) evaluates the performance of the Board of

Trustees and the Trust in light of the governance principles, considers whether improvements or changes are warranted, makes recommendations for any necessary or appropriate changes; and (iii) takes other appropriate actions consistent with its charter.

The Nominating Committee is comprised solely of the Independent Trustees. The Nominating Committee, which met four (4) times during 2015, performs the following functions: recruits, evaluates the qualifications of and nominates all persons for appointment or election as Trustees of the Trust in accordance with specified criteria. The Committee will consider Independent Trustee candidates recommended by shareholders of the Trust in accordance with certain procedural requirements, which are located on the Company’s website and available upon request. The Committee will evaluate shareholder Trustee candidates using the same criteria applied to other Independent Trustee candidates along with certain additional requirements. The names of shareholder candidates may be submitted to the Trust’s Secretary or any member of the Committee in writing at the address of the Trust. Sufficient background information about the candidate also must be submitted to enable the Committee to assess the candidate’s qualifications in light of the Committee’s selection guidelines.

Ownership of Securities of Certain Entities. For the calendar year ended December 31, 2015, none of the Independent Trustees and/or their immediate family members own securities of the Adviser, any of the Sub-Advisers or the Distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the Adviser, any of the Sub-Advisers or the Distributor.

Trustees who are not currently affiliated with the Adviser or the Distributor receive from the Company compensation. The Chairman of the Board of Trustees receives an annual retainer of $9,000. To the extent there is a lead Independent Trustee in addition to the Chairman, the Lead Independent Trustee receives an annual retainer of $8,000. The Audit Committee Chairman receives an annual retainer of $7,000. Each additional Independent Trustee receives an annual retainer of $6,000. The meeting attendance fee is $2,000 for each quarterly meeting and each in-person meeting, and $1,000 for telephonic Board meeting per Trustee.

For the fiscal year ended December 31, 2015, the Trustees received the following compensation from the Company:

Name of Trustee	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees

Independent Trustees

Karen Klassen Harder, Ph.D	$16,000	–	–	$16,000

R. Clair Sauder	$18,000	–	–	$18,000

Dwight L. Short	$16,000	–	–	$16,000

Candace L. Smith	$17,000	–	–	$17,000

Don E. Weaver[1]	$16,000	–	–	$16,000

Interested Trustees

Kenneth D. Hochstetler	–	–	–	–

1 Effective May 14, 2016 Mr.Weaver resigned as a Trustee of the Company.

The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. During the fiscal year ended December 31, 2015, JPMorgan Chase Bank, N.A. received fees from the Company for acting as administrator and for providing fund accounting services. U.S. Bancorp Fund Services, LLC received fees from the Company for acting as Transfer Agent. BHIL Distributors, Inc. received fees from the Company for acting as distributor. Its affiliate receives fees for providing the Company’s Chief Compliance Officer and Treasurer. Mr. Horning and Mr. Kauffman are employees of the Adviser and/or its affiliates. The Company, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act, applicable to securities trading activities of their respective personnel. Each Code permits covered personnel to trade in securities in which the Funds may invest, subject to various restrictions and reporting requirements.

Investment Adviser

Investment advisory services are provided to the Funds by Everence Capital Management, Inc. (“Everence Capital Management” or the “Adviser”), pursuant to an Investment Advisory Agreement dated as of January 3, 1994, and renewed annually (the “Investment Advisory Agreement”). Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services to the Funds, as described in the Prospectus. For the services provided pursuant to the Investment Advisory Agreement, each of the Funds pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund, of forty one-hundredths of one percent (0.40 percent) for the Impact Bond Fund, sixty one-hundredths of one percent (0.60 percent) for the International Index Fund, thirty one-hundredths of one percent (0.30 percent) for the Value Index Fund, thirty one-hundredths of one percent (0.30 percent) for the Growth Index Fund, eighty-five one-hundredths of one percent (0.85 percent) for the Small Cap Fund, five one-hundredths of one percent (0.05 percent) for the Genesis Growth Portfolio, five one-hundredths of one percent (0.05 percent) for the Genesis Balanced Portfolio, and five one-hundredths of one percent (0.05 percent) for the Genesis Conservative Portfolio. The Adviser may periodically waive all or a portion of its advisory fee with respect to any Fund.

The Adviser has entered into an expense limitation agreement with respect to the Funds in the below table until April 30, 2017, which can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses (excluding acquired fund fees and expenses, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, costs relating to such services and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of Class A Shares of each Fund to the following percentages of average daily net assets:

Fund	Class A Shares

Impact Bond	0.90%

Small Cap Fund	1.65%

Genesis Growth Portfolio	0.60%

Genesis Balanced Portfolio	0.60%

Genesis Conservative Portfolio	0.60%

These Funds have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to each Fund’s expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the relevant class of shares to exceed the agreed upon expense limitation shown in the table above or any expense limitation then in effect and the repayment is made within three (3) years after the year in which the Adviser incurred the expense.

The total investment advisory fees earned by the Adviser for the last three (3) fiscal years are as follows:

Fund*	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013

Impact Bond Fund	$1,696,711	$1,545,068	$1,402,307

International Index Fund	$1,062,183	$1,030,919	$938,033

Value Index Fund	$395,691	$352,551	$307,656

Growth Index Fund	$545,705	$475,042	$427,224

Small Cap Fund	$472,103	$632,550	$618,066

Genesis Conservative Portfolio	$9,892	$9,337	$8,924

Genesis Balanced Portfolio	$41,193	$16,503	$24,617

Genesis Growth Portfolio	$33,241	$16,167	$20,495

The total investment advisory fees waived or assumed by the Adviser for the last three (3) fiscal years are as follows:

Fund*	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013

Impact Bond Fund	$35,957	$2,575	$39,015

International Index Fund	–	–	–

Value Index Fund	–	–	–

Growth Index Fund	–	–	–

Small Cap Fund	$9,640	$1,183	$14,524

Genesis Conservative Portfolio	$4,872	$2,698	$6,678

Genesis Balanced Portfolio	–	–	–

Genesis Growth Portfolio	–	–	$21,201

The Adviser has retained Aperio Group, LLC (“Aperio” or a “Sub-Adviser”) as investment sub-adviser to the International Index Fund. The main offices of Aperio are located at Three Harbor Drive, Suite 315, Sausalito, California 94965. As of December 31, 2015, Aperio managed over $13.2 billion of assets. For the services provided pursuant to the current Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly, at an annual rate of twenty one-hundredths of one percent (0.20 percent) of the International Index Fund’s average daily net assets up to and including $100 million, and seventeen one-hundredths of one percent (0.17 percent) of the International Index Fund’s average daily net assets from $100 million up to and including $500 million, and fifteen one-hundredths of one percent (0.15 percent) of the International Index Fund’s average daily net assets over $500 million. The total annual minimum compensation will not be less than $100,000. For the fiscal years ended December 31, 2015, 2014, and 2013, the Adviser paid to the Sub-Adviser $330,950, $318,866, and $293,837, respectively.

The Adviser has retained Luther King Capital Management Corporation (“Luther King” or the “Sub-Adviser”) as investment sub-adviser to the Small Cap Fund. The main offices of Luther King are located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. As of December 31, 2015 Luther King managed $13.1 billion of assets. For the services provided pursuant to the current Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly, at an annual rate of sixty-five one-hundredths of one percent (0.65 percent) of the Small Cap Fund’s average daily net assets. For the fiscal years ended December 31, 2015, 2014, and 2013,, the Adviser paid to the Sub-Adviser $360,844, $478,627, and $467,843, respectively.

Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund from year to year if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under “ADDITIONAL INFORMATION — Vote of a Majority of the Outstanding Shares” in this SAI), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement and Sub-Advisory Agreements each provide that the Adviser and each Sub-Adviser, as applicable, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement or Sub-Advisory Agreement, as applicable, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or the Sub-Adviser, as applicable, in the performance of its duties, or from reckless disregard by the Adviser or the Sub-Adviser, as applicable, of its duties and obligations thereunder.

The Adviser and/or its affiliates may pay out of their own assets and legitimate profits compensation to broker-dealers and other persons for the sale and distribution and/or for the servicing of shares of the Funds. This compensation consists of payments over and above the sales charges (and any applicable Rule 12b-1 fees) and service fees paid by the Funds, or may be made to supplement commissions re-allowed to dealers. For affiliated persons, this compensation may take the form of incentives for health benefits and deferred compensation. To earn incentives, the Adviser may combine Fund sales with sales of other products offered by the Adviser and/or its affiliates, including insurance products. In addition, the Adviser may make payments, in the form of intra-company payments, out of its own assets and legitimate profits and at no additional costs to the Funds or shareholders, to its affiliates in consideration of the assets invested in the Funds through that affiliate and ongoing shareholder services provided by that affiliate to shareholders.

Portfolio Managers

Adviser

Dale Snyder serves as a portfolio manager of the Adviser responsible for the day-to-day management of the Value Index Fund and Growth Index Fund investments. In addition to these two (2) Funds, Mr. Snyder manages 24 other accounts. The table below indicates the accounts over which Mr. Snyder has day-to-day investment responsibility. All information in the table is as of December 31, 2015. For purposes of the table, “Other Pooled Investment Vehicles” includes other investment companies and folios (internet platform with personalized baskets of securities where the shareholders own the underlying securities).

Name	Other Accounts Managed by the Portfolio Manager
Dale Snyder	Registered Investment Companies: 0
Other Pooled Investment Vehicles: 2 accounts with total assets of approximately $12.8 million.
Other Accounts: 24 accounts with total assets of approximately $80.0 million.

The two (2) pooled investment vehicles overseen by Mr. Snyder include a growth model folio and value model folio provided exclusively to First Affirmative Financial Network, for the use with its clients. These folios have investment objectives similar to the investment objectives of the Growth Index Fund and the Value Index Fund, respectively, but hold significantly fewer securities than the Funds. The folios, or model portfolios, are updated periodically and are provided to First Affirmative Financial Network, who may choose to alter the holdings and/or weightings of the securities in the models to suit client needs. Dale Snyder’s other accounts refer to one account for the Mennonite Foundation and separately managed equity and bond accounts managed for clients of the Mennonite Foundation and Everence Trust Company.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser has adopted a Trading Aggregation or “Bunched Trades” Policy and Procedures (the “Trading Policy”) that prohibit unfair trading practices and seek to avoid any conflicts of interests.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser may aggregate trades when it deems a particular security appropriate for multiple clients and in order to obtain best execution for its clients. Under the Trading Policy, shares are allocated on a pro rata basis in cases where the order placed with a broker is only partially filled, unless the pro-rata amount allocated to an individual account is an uneconomic lot size because it is fewer than 25 shares.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. Pursuant to the Trading Policy, all accounts managed by the Adviser or a Sub-Adviser, as applicable, that are aggregated receive the average share price of all of the transactions executed for the Adviser or Sub-Adviser, as applicable, of that security on that business day and share transaction costs (e.g., commissions, SEC fees) pro-rata based on each client’s participation in the aggregated transaction.

•	A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The Trading Policy is designed to address this conflict of interest.

•	A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser’s and Sub-Advisers’ Codes of Ethics imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager has a personal interest, direct or indirect, in order to confirm that such accounts are not favored over other accounts.

Mr. Snyder is compensated on the basis of a salary for his management of the Value Index Fund and Growth Index Fund. Base salary is developed using the same criteria employed in determining salary classifications for all employees of the Adviser, as well as the Adviser’s parent, Everence Holdings, Inc. The four factors that determine salary classification for the portfolio managers is: (i) Knowledge and Skills (measurable amount of knowledge required to perform the duties of the job and the breadth and depth of knowledge needed); (ii) Decisions and Actions required (this factor measures the need for the ability to exercise judgment and to effect independent decisions and actions); (iii) Relationships Responsibility (measures the requirements for the ability to meet and deal with others effectively as indicated by the nature, scope and importance of the relationships that are necessary for satisfactory performance); and (iv) Supervisory Responsibility (measures the degree to which the employee is required to plan, organize, direct or supervise the work of others in the organization).

The Adviser also contributes to a defined contribution qualified plan on behalf of all employees. In addition, the Adviser offers a 401(k) plan to employees in which it provides a partial match of employee contributions up to a stated amount. There are no deferred compensation plans established for the Adviser’s portfolio managers.

There is no asset growth-based incentive offered to the portfolio manager.

Benjamin Bailey and Delmar King both serve as portfolio managers of the Adviser responsible for the day-to-day management of the Genesis Conservative Portfolio’s Genesis Balanced Portfolio’s, and Genesis Growth Portfolio’s investments. In addition to these three Funds, the portfolio managers of the Adviser responsible for the day-to-day management of the Impact Bond Fund’s investments are Benjamin

Bailey and Delmar King. Besides the Impact Bond Fund, as of December 31, 2015, Mr. Bailey managed ten (10) other accounts and Mr. King managed three (3) other accounts. The table below indicates as of December 31, 2015, the accounts over which Messrs. Bailey and King had day-to-day investment responsibility.

Name	Other Accounts Managed by the Portfolio Manager
Benjamin Bailey	Registered Investment Companies: 0
Other Pooled Investment Vehicles: 0
Other Accounts: 10 accounts with total assets of approximately $487 million.
Delmar King	Registered Investment Companies: 0
Other Pooled Investment Vehicles: 0
Other Accounts: 3 accounts with total assets of approximately $421 million.

Seven (7) of the accounts managed by Mr. Bailey include Everence Trust Company accounts, none of which are managed against Barclays Aggregate Bond Index, which is the established benchmark for the Impact Bond Fund. Mr. Bailey also manages one account for the Mennonite Foundation. The other accounts managed by Messrs. Bailey and King include the following: Everence Insurance Company and the Everence Association Inc. Mr. King also manages the Everence Trust Company Corporate Account. Mr. Bailey and Mr. King purchase some of the same securities for the Impact Bond Fund as for six (6) of the Everence Trust Company Accounts and all of the other accounts managed by them, except for the Everence Trust Corporate Account.

In cases where a portfolio manager is responsible for the management of more than one account, particularly when the portfolio manager has a financial incentive to favor one account over another, the potential arises for the portfolio manager to favor one account over another. The principal types of conflicts of interest are described above.

Messrs. Bailey and King are compensated on the basis of a salary plus performance bonus for their management of the Impact Bond Fund. Base salaries are developed using the same criteria employed in determining salary classifications for all employees of the Adviser, as well as the Adviser’s parent, Everence Holdings, Inc. The four factors that determine salary classification for the portfolio managers are: (i) Knowledge and Skills (measurable amount of knowledge required to perform the duties of the job and the breadth and depth of knowledge needed); (ii) Decisions and Actions required (this factor measures the need for the ability to exercise judgment and to effect independent decisions and actions); (iii) Relationships Responsibility (measures the requirements for the ability to meet and deal with others effectively as indicated by the nature, scope and importance of the relationships that are necessary for satisfactory performance); and (iv) Supervisory Responsibility (measures the degree to which the employee is required to plan, organize, direct or supervise the work of others in the organization). The bonus for the Impact Bond Fund is structured in a manner that balances the short term (one-year) and longer term (three-year and five-year) investment performance.

The Adviser also contributes to a defined contribution qualified plan on behalf of all employees including each portfolio manager. In addition, the Adviser offers a 401(k) plan to employees in which it provides a partial match of employee contributions up to a stated amount.

There are no deferred compensation plans established for Adviser’s portfolio managers.

Aperio

The portfolio managers of Aperio primarily responsible for the day-to-day management of the International Index Fund’s reinvestments are Ran Leshem and Patrick Geddes. In addition, Messrs. Leshem and Geddes manage other accounts on behalf of the Sub-Adviser. The table below indicates the accounts over which each has day-to-day investment responsibility. All information in the table is as of December 31, 2015.

Other Accounts Managed by the Portfolio Managers
Registered Investment Companies: 0
Other Pooled Investment Vehicles: 2
Other Accounts: 2,512 accounts with total assets of approximately $13,243,148,689

Aperio manages accounts for many different clients and has a fiduciary duty to place its clients’ interests ahead of its own under all circumstances, and to not favor one client over another. In order to balance any competing interests that may exist, the procedures for managing accounts are required to be applied consistently across all accounts. Specifically, Aperio manages all accounts separately and transacts only in seasoned liquid securities, and does not participate in Initial Public Offerings. Trades are executed separately as well, which eliminates the possible conflict that can occur when allocating security trades across multiple accounts. In addition, Aperio does not receive incentive-based fees on any account.

The prioritizing of when accounts are traded is determined by the requirements of each account, including, for example, the need to manage cash flows into and out of an account, reinvest cash from income and corporate actions, tax considerations, changes in account composition due to screening, and opportunities for improvement in tracking error relative to the benchmark consistent with account objectives and guidelines. While the timing of when an account is rebalanced may affect the price at which securities are traded in a particular account, the order of rebalancing is determined by the prioritization described above and not by any market timing considerations.

Aperio also monitors the securities transactions of each company employee in order evaluate potential conflicts of interest with clients in connection with an employee’s personal trading activities.

Aperio seeks to provide a competitive base salary plus bonus system of compensation for all employees. Bonus awards are highly dependent on overall firm profitability and individual contribution, and are awarded annually. In addition, the firm provides additional long term compensation for key staff members. As an index firm, compensation is not linked to portfolio performance. Portfolio managers also receive health insurance, vision and retirement plan benefits (i.e., 401(k) plan matching) in the same manner as all other salaried employees.

Luther King

The portfolio managers of Luther King primarily responsible for the day-to-day management of the Small Cap Fund’s investments are J. Luther King, Jr. and Steven R. Purvis. In addition, Messrs. King and Purvis manage other accounts on behalf of the Sub-Adviser. The table below indicates the accounts over which each has day-to-day investment responsibility. All information in the table is as of December 31, 2015.

Name	Other Accounts Managed by the Portfolio Manager
J. Luther King, Jr.

Registered Investment Companies: 5 accounts with total assets of approximately $1.2 billion

Other Pooled Investment Vehicles: 5 accounts with total assets of approximately $1.2 billion

Other Accounts: 341 accounts with total assets of approximately $4.5 billion

Steven R. Purvis

Registered Investment Companies: 4 accounts with total assets of approximately $1.2 billion

Other Pooled Investment Vehicles: 0

Other Accounts: 42 accounts with total assets of approximately $0.6 billion

The portfolio managers are responsible for managing the Small Cap Fund and accounts for other clients, including employee benefit plans, pension plans, endowments, investment companies, private investment funds and high-net worth individuals. These accounts may have investment objectives, strategies and risk profiles that differ from those of the Small Cap Fund. The portfolio managers make investment decisions for each account based on its investment guidelines and objectives, tax status and other relevant considerations. Consequently, the portfolio managers may purchase or sell securities at the same or different times for one account and not another account or the Small Cap Fund, which may affect the performance of that security across accounts. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Small Cap Fund, or make investment decisions that are similar to those made for the Small Cap Fund, both of which have the potential to adversely impact the Small Cap Fund depending on market conditions. Luther King’s goal is to meet its fiduciary obligations to treat all clients fairly and provide high quality investment services to all its clients.

The portfolio managers may purchase or sell for their own accounts securities that are purchased on behalf of the Small Cap Fund. The portfolio managers also may have a beneficial interest in accounts managed by Luther King, other than the Small Cap Fund. Luther King has implemented a code of ethics and other policies and procedures in an effort to mitigate these potential conflicts of interest.

The portfolio managers could favor one account over another in allocating new investment opportunities of a limited nature, such as initial public offerings and private placements. Luther King has implemented policies and procedures in an effort to ensure that investment opportunities of a limited nature are allocated fairly and equitably among eligible accounts. The portfolio managers could favor one account over another in the order in which trades for accounts are placed. If the portfolio managers determine to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. Luther King has implemented trade allocation and aggregation policies and procedures in an effort to mitigate this potential conflict of interest.

The portfolio managers are responsible for managing other accounts including, with respect to Mr. King, private investment funds, some of which may entitle Luther King to performance fees and/or management fees exceeding those paid by the Small Cap Fund. This compensation structure may present a potential conflict of interest because Luther King and the portfolio managers may be incentivized to favor such accounts over the Small Cap Fund.

Luther King and the portfolio managers may have significant personal investments in some of the private investment funds managed by Luther King. As a result of such investments, Luther King and the portfolio managers may be motivated to favor these funds over the Small Cap Fund.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended, Luther King may pay commissions to brokers for the Small Cap Fund’s transactions that exceed the amount of commissions that would be charged by another broker for the same transactions, provided that Luther King determines in good faith that the amount of commissions paid is reasonable in relation to the value of the brokerage and research services provided by such broker, either in terms of a particular transaction of Luther King’s overall responsibilities with respect to accounts for which it exercises investment discretion. Pursuant to Section 28(e), Luther King has entered into soft dollar and commission sharing arrangements with third parties and brokers for eligible brokerage and research products and services. A potential conflict of interest may exist because Luther King receives these brokerage and research products and services from brokers in exchange for directing commissions from the Small Cap Fund’s transactions, rather than paying for these products and services with its own assets. Luther King has implemented policies and procedures governing its use of such soft dollar and commission sharing arrangements.

As an independent firm, Luther King has full control over its compensation structure. Luther King seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Each member of the professional staff is provided a salary and is eligible to participate in Luther King’s profit sharing plan. The majority of compensation is derived from bonuses which are discretionary and based on individual merit as well as success of Luther King in any given year. Criteria for individual bonuses include stock selection, investment performance and portfolio management. There is no standard formula or method for determining bonuses and the factors considered for bonuses vary by individual.

The following table sets forth the dollar range of shares beneficially owned by each of the Fund’s portfolio managers as of December 31, 2015:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Managed by the Portfolio Manager*
Dale Snyder	Value Index Fund: $10,001 – $50,000
Growth Index Fund: $10,001 – $50,000
Benjamin Bailey	Impact Bond Fund: $10,001 – $50,000
Delmar King	Impact Bond Fund: Over $100,000
Ran Leshem	International Index Fund: 0
Patrick Geddes	International Index Fund: 0
J. Luther King, Jr.	Small Cap Fund: 0
Steven R. Purvis	Small Cap Fund: $100,001 – $500,000

Portfolio Transactions

Pursuant to the Investment Advisory Agreement and the Sub-Investment Advisory Agreements, the Adviser or a Sub-Adviser, as appropriate, determines, subject to the general supervision of the Board of Trustees of the Company and in accordance with each Fund’s investment objectives and restrictions, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute such Fund’s portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser and the Sub-Advisers, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

The selection of a broker or dealer to execute portfolio transactions is made by the Adviser or the appropriate Sub-Advisor. In executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction, include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services. Such research services may include full access to the brokerage firms’ fundamental, quantitative and strategic research via their websites and frequent e-mails, as well as personal contact with the brokerage firm personnel. Such information may be useful to the Adviser or the Sub-Advisers in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser or the Sub-Advisers in carrying out their obligations to the Funds. In selecting brokers, the Adviser retains the right to impose its ethical investment guidelines.

While the Adviser and the Sub-Advisers generally seeks competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for the reasons discussed above.

Total brokerage commissions paid for the last three (3) fiscal years are as follows:*

Fund*	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013
Impact Bond Fund	$–	$–	$–
International Index Fund	$17,639	$16,677	$24,082
Value Index Fund	$27,180	$19,969	$26,929
Growth Index Fund	$17,488	$18,193	$25,220
Small Cap Fund	$106,176	$165,282	$118,894
Genesis Conservative Portfolio	–	–	–
Genesis Balanced Portfolio	–	–	–
Genesis Growth Portfolio	–	–	–

No commissions were paid to any affiliate of the Funds, the Adviser, Aperio or Luther King.

Except as permitted by applicable laws, rules and regulations, neither the Adviser nor the Sub-Advisers will, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Advisers, the Distributor, or any of their affiliates, and will not give preference to the Adviser’s or the Sub-Advisers’ affiliates with respect to such transactions, securities, repurchase agreements and reverse repurchase agreements.

Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser or the Sub-Advisers. Any such other fund, investment company or account may also invest in the same securities as the Funds. When a purchase or sale of the same security is made by the Adviser or a Sub-Adviser at substantially the same time on behalf of a Fund and either another Fund or another investment company or account managed by the Adviser or Sub-Adviser, the transaction will generally be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser or the Sub-Adviser, as appropriate, believes to be equitable to the Fund(s) and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. Prices received by one of the advisory firms will not necessarily be the same as those received by the other firms. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or for other investment companies or accounts managed by it in order to obtain best execution. In making investment recommendations for the Funds, neither the Adviser nor the Sub-Adviser will inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of the Adviser, the Sub-Advisers or their parents, subsidiaries or affiliates, and, in dealing with its customers, neither the Adviser, the Sub-Advisers, nor their parents, subsidiaries or affiliates will inquire or take into consideration whether securities of such customers are held by the Funds.

Business Manager and Administrator

Effective March 1, 2016, Beacon Hill Fund Services, Inc. (“Beacon Hill”), 325 John H. McConnell Blvd., Suite 150, Columbus, Ohio 43215, has served as the Trust’s Business Manager and Administrator. Beacon Hill and the Trust have entered into a Services Agreement for Trust & Regulatory Governance with respect to the Funds. This Agreement supplemented and replaced the prior Fund Compliance Services Agreement and Financial Controls Services Agreement with Beacon Hill. Pursuant to the terms of the Agreement, Beacon Hill, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Beacon Hill include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Effective March 1, 2016. Ultimus Fund Solutions, LLC (“Ultimus”) serves as the financial administrator and fund accountant for the Funds. Pursuant to the terms of the Master Services Agreement between the Beacon Hill Fund Services, Inc. and Ultimus (the “Fund Accounting Agreement”), Ultimus provides various administrative and fund accounting services to the Fund, which include (i) computing the Fund’s net asset value for purposes of the sale and redemption of its shares, (ii) computing the Fund’s dividend payables, (iii) preparing certain periodic reports and statements, and (iv) maintaining the general ledger accounting records for the Fund.

Prior to March 1, 2016, JPMorgan Chase Bank, N.A. (“JPMorgan”), 70 Fargo Street, Suite 3 East, Boston, MA 02210-1950, served as the Administrator and fund accountant to the Funds.

Each Fund paid JPMorgan a monthly administrative service fee based on its average daily net assets, plus out-of-pocket expenses. JPMorgan received the following administrative fees for the last three (3) fiscal years:

Administration Fees

Fund	Fees Paid During the Period From January 1, 2015 through December 31, 2015	Fees Paid During the Period From January 1, 2014 through December 31, 2014	Fees Paid During the Period From January 1, 2013 through December 31, 2013
Impact Bond Fund	$213,178	$152,129	$151,483
International Index Fund	$88,606	$78,691	$64,333
Value Index Fund	$66,494	$48,667	$42,355
Growth Index Fund	$91,651	$40,558	$43,759
Small Cap Fund	$28,178	$30,613	$30,490
Genesis Conservative Portfolio	$5,943	$4,688	$5,375
Genesis Balanced Portfolio	$18,115	$14,255	$14,448
Genesis Growth Portfolio	$15,418	$11,356	$11,875

Transfer Agent

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), P.O. Box 701, Milwaukee, WI 53201-0701, serves as the transfer agent of the Company’s shares. As transfer agent, U.S. Bancorp maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Fund, U.S. Bancorp receives a monthly per account fee from the Company, plus out-of-pocket expenses.

Distributor

BHIL Distributors, Inc. (the “Distributor”), 325 John H. McConnell Blvd., Suite 150, Columbus, Ohio 43215, serves as the Company’s principal underwriter and, as such, is exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the Funds’ shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

The total front-end sales charges received and subsequently re-allowed to other parties by BHIL on behalf of the Funds for the last three (3) fiscal years are as follows:

Impact Bond Fund	Fiscal Year Ended 12/31/2015	Fiscal Year Ended 12/31/2014	Fiscal Year Ended 12/31/2013
Class A
Front-end Sales Charges Received by Distributor	$3,197	$21,254
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—
Front-end Sales Charges Re-allowed to other Dealers	$32,726	$19,409

International Index Fund
Class A
Front-end Sales Charges Received by Distributor	$1,599	$11,326
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—
Front-end Sales Charges Re-allowed to other Dealers	$11,173	$9,929

Value Index Fund	Fiscal Year Ended 12/31/2015	Fiscal Year Ended 12/31/2014	Fiscal Year Ended 12/31/2013
Class A
Front-end Sales Charges Received by Distributor	$3,422	$16,051
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—
Front-end Sales Charges Re-allowed to other Dealers	$21,447	$14,017

Growth Index Fund
Class A
Front-end Sales Charges Received by Distributor	$8,604	$48,319	$41,572
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—	$5,017
Front-end Sales Charges Re-allowed to other Dealers	$61,155	$42,786	$36,555

Small Cap Fund
Class A
Front-end Sales Charges Received by Distributor	$1,712	$14,722	$6,249
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—	$701
Front-end Sales Charges Re-allowed to other Dealers	$9,635	$12,890	$5,548

Genesis Conservative Portfolio
Class A
Front-end Sales Charges Received by Distributor	$8,251	$48,804	$59,386
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—	$7,136
Front-end Sales Charges Re-allowed to other Dealers	$55,883	$43,219	$52,250

Genesis Balanced Portfolio
Class A
Front-end Sales Charges Received by Distributor	$34,959	$191,971	$161,506
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—	$17,590
Front-end Sales Charges Re-allowed to other Dealers	$243,059	$169,784	$143,916

Genesis Growth Portfolio
Class A
Front-end Sales Charges Received by Distributor	$25,859	$175,618	$153,676
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—	$16,480
Front-end Sales Charges Re-allowed to other Dealers	$208,390	$156,699	$137,196

As described in the Prospectus, the Company has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class A Shares offered by the Funds in order to pay for distribution related activities. Pursuant to the Plan for Class A Shares, the Class A Shares pay a 12b-1 fee of up to 0.50 percent of the average daily net assets of the applicable Fund’s assets attributable to Class A Shares, and up to 0.25 percent of these fees may be used for general distribution purposes and up to 0.25 percent may be used as a “service fee” as defined under applicable NASD rules. The Trustees have currently authorized the Funds to charge no more than 0.25 percent as a 12b-1 fee.

Below are the amounts paid under the Plans for the identified goods and services during the fiscal year ended December 31, 2015:

Impact Bond Fund
A Shares
Amounts Remitted to Non-Affiliated Broker-Dealers for Distribution Services (“Distribution Services”)	$190,172
Amounts Retained by BHIL for Distributor Services (“Distributor Services”)	$0

International Index Fund
A Shares
Distribution Services	$47,877
Distributor Services	$0

Value Index Fund
A Shares
Distribution Services	$44,247
Distributor Services	$0

Growth Index Fund
A Shares
Payments to Non-affiliated Broker Dealers for
Distribution Services	$146,278
Distributor Services	$0

Small Cap Fund
A Shares
Payments to Non-affiliated Broker Dealers for
Distribution Services	$19,877
Distributor Services	$0

Genesis Conservative Portfolio
A Shares
Payments to Non-affiliated Broker Dealers for
Distribution Services	$49,459
Distributor Services	$0

Genesis Balanced Portfolio
A Shares
Payments to Non-affiliated Broker Dealers for
Distribution Services	$149,733
Distributor Services	$0

Genesis Growth Portfolio
A Shares
Payments to Non-affiliated Broker Dealers for
Distribution Services	$127,376
Distributor Services	$0

Financial Intermediaries

The Funds have authorized certain financial intermediaries to accept purchase and redemption orders on their behalf. A Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Funds may enter into agreements with financial intermediaries under which the Funds pay the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. Payments made pursuant to such agreements generally are based on either (a) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (b) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, distribution plan expenses (“Rule 12b-1 fees”) and shareholder servicing fees that a financial intermediary may be receiving under an agreement with the Distributor. The Adviser may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its own expense and out of its legitimate profits.

Payment of Additional Cash Compensation

On occasion, the Adviser or the Distributor may make payments out of their respective resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Funds, to financial intermediaries as incentives to market the Funds, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges, Rule 12b-1 fees, and payments to financial intermediaries as discussed above. The payments are made pursuant to agreements between financial intermediaries and the Adviser or Distributor and do not affect the price investors pay to purchase shares of a Fund, the amount a Fund will receive as proceeds from such sales, or the amount of Rule 12b-1 fees and other the expenses paid by a Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (a) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (b) program support, such as expenses related to including the Funds in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g. , individual or group annuity contracts); (c) placement by a financial intermediary on its offered, preferred, or recommended fund list; (d) marketing support, such as providing representatives of the Adviser or Distributor access to sales meetings, sales representatives and management representatives; (e) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Funds and shareholder financial planning needs; (f) providing shareholder and administrative services; (g) providing other distribution-related or asset retention services; and (h) with respect to affiliated persons only, health benefits and deferred compensation.

Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

For the year ended December 31, 2015, the following broker-dealers offering shares of the Funds, and/or their respective affiliates, received additional cash compensation or similar distribution related payments from the Adviser for providing marketing and program support, administrative services, and/or other services as described above: Ameriprise, Ascensus, Charles Schwab & Co., CPI Qualified Plan Consultants, LPL, Fidelity, Merrill Lynch, Pershing, Raymond James, TIAA, T.D. Ameritrade, UBS, and Wells Fargo.

Any additions, modifications, or deletions to this list that may have occurred since December 31, 2015 are not reflected. In addition to member firms of the Financial Industry Regulatory Authority, the Adviser or Distributor also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser or Distributor or their respective affiliates.

The Adviser, the Distributor and their affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of: (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

Custodian

JPMorgan Chase Bank, N.A. (“JPMorgan”), 70 Fargo Street, Suite 3 East, Boston, Massachusetts 02210, serves as custodian (the “Custodian”) to the Company pursuant to the Custodian Agreement dated as of January 23, 2009 between the Company and the Custodian (the “Custodian Agreement”). The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities and collecting income on each Fund’s investments. In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. Rules adopted under the 1940 Act permit the Company to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian may enter into subcustodial agreements for the holding of each Fund’s foreign securities.

Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by the Company upon 60 days’ advance written notice to the Custodian and by the Custodian upon 90 days’ written notice to the Company

Independent Registered Public Accounting Firm

Ernst & Young LLP, with principal offices at 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202 serves as the independent registered public accounting firm for the Funds.

Legal Counsel

Dechert LLP, 90 State House Square, 12th Floor, Hartford, CT 06103, serves as counsel to the Company and its Independent Trustees.

ADDITIONAL INFORMATION

Description of Shares

The Company was organized on September 30, 1993 as a Delaware statutory trust. The Company’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $.01 per share (the “Shares”). The Company presently has 8 separate investment portfolios (or series) of Shares. The Company’s Agreement and Declaration of Trust authorizes the Board of Trustees to divide or re-divide any unissued Shares of the Company into one or more additional investment portfolios (or series) by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as described in the Prospectus. When issued for payment as described in the Prospectus and this SAI, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of an independent registered public accounting firm, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Company voting without regard to each Fund separately.

Vote of a Majority of the Outstanding Shares

As used in the Prospectus and this SAI, a “vote of a majority of the outstanding Shares” of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of: (a) 67 percent or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50 percent of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy; or (b)  the holders of more than 50 percent of the outstanding votes of Shareholders of that Fund.

Proxy Voting Policies and Procedures

The Board of Trustees has delegated responsibility for voting proxies relating to each Fund’s portfolio securities to the Adviser, in accordance with the Funds’ proxy voting policies and procedures and subject to the Board’s continuing oversight. Under this delegate authority, the Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available free of charge, upon request, by calling (800) 977-2947 or is available on the Praxis Mutual Funds website and on the SEC’s website at www.sec.gov.

Additional Tax Information

The following is a general discussion only, as of the date of this SAI, which is subject to change. It does not constitute tax advice.

Taxation of the Funds. Each Fund has elected and intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50 percent of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5 percent of the value of the Fund’s total assets and not greater than 10 percent of the outstanding voting securities of such issuer; and (ii) not more than 25 percent of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute an amount at least equal to the sum of 90 percent of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and 90 percent of its net tax-exempt interest income each taxable year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount at least equal to the sum of: (1) 98 percent of its ordinary income (taking into account certain deferrals and elections) for the calendar year; (2) 98 percent of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If for any taxable year a Fund fails to qualify as a regulated investment company, the Fund will be subject to U.S. federal income tax on its taxable income (with no deduction for distributions to shareholders), and Fund distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund’s earnings and profits.

Distributions. Dividends paid out of a Fund’s investment company taxable income generally will be taxable to a U.S. Shareholder as ordinary income. A portion of income from either the Value Index Fund’s, Growth Index Fund’s, Small Cap Fund’s, International Index Fund’s, Genesis Conservative Portfolio’s, Genesis Balanced Portfolio’s or Genesis Growth Portfolio’s income may consist of dividends paid by U.S. corporations, and, accordingly, a portion of the dividends paid by these Funds may be eligible for the corporate dividends-received deduction (provided that certain holding period and other requirements are met).

A portion of the dividends received by individual Shareholders from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

Distributions of net capital gains, if any, designated as capital gain dividends will generally be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund’s Shares, and are not eligible for the dividends-received deduction.

For federal tax purposes, distributions received from a Fund will be treated as described above whether received in cash or in additional shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Original Issue Discount Securities. Investments by a Fund in securities that are issued at a discount will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4 percent excise tax.

Some of the debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Options and Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options in which a Fund may invest are “Section 1256 contracts”. Gains or losses on Section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses (“60/40”). Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4 percent excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Constructive Sales. Under certain circumstances, a Fund may recognize gain from the constructive sale of an appreciated financial position. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions before the end of the 30th day after the close of the taxable year, if certain conditions are met.

Municipal Obligations. If a Fund invests in tax-exempt municipal obligations from which it earns tax-exempt interest income, such income will not be tax-exempt in the hands of shareholders. In order to avoid the payment of federal income tax, the Fund may be required to distribute such income to shareholders, to whom it will be taxable.

Other Investment Companies. It is possible that, by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

Fund of Funds Risk. Each of the Genesis Portfolios will not be able to offset gains realized by one underlying fund in which such Fund invests against losses realized by another underlying fund in which such Fund invests. Redemptions of shares in an underlying fund could also result in a gain and/or income to such Fund. The use of the fund-of-funds structure by the Genesis Portfolios could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an underlying fund could also cause additional distributable gains to shareholders.

Foreign Currency Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies. If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock (“PFIC shares”). The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund’s investment company taxable income and net capital gain, which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. A Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information. Alternatively, another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any market-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Sale of Shares. Upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, a shareholder generally will realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the Shares.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six (6) months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such Shares.

In some cases, shareholders of a Fund will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where: (1) the shareholder incurs a sales load in acquiring the Shares of the Fund; (2) the Shares are disposed of before the 91st day after the date on which they were acquired; and (3) the shareholder subsequently acquires Shares in the Fund or another regulated investment company before January 31 of the calendar year following the calendar year in which the original stock is disposed of and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund Shares. The term “reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund Shares.

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, first-in, first-out or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Foreign Withholding Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both). It is expected that, in certain years, the International Index Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the International Index Fund.

Backup Withholding. Each Fund may be required to withhold U.S. federal income tax at the rate of 28 percent of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Shareholders. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. For example, dividends paid by a Fund to a foreign shareholder generally are subject to U.S. withholding tax at a rate of 30 percent (unless the tax is reduced or eliminated by an applicable treaty). For taxable years beginning before January 1, 2015 (unless further extended by Congress), properly designated dividends received by a foreign shareholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required. Foreign shareholders may be subject to U.S. estate tax with respect to their shares of a Fund. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Capital Loss Carryforwards. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after December 31, 2010 may get carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of December 31, 2015, the following Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes.

Pre-Enactment Capital Loss Carry Forwards Subject to Expiration:

	Capital Loss Carry Forwards	Expiration Date
Growth Index Fund	$2,741,906	2017

Post-Enactment Capital Loss Carry Forwards Not Subject to Expiration:

	Short Term CLCF	Long Term CLCF
International Index Fund	$4,484,128	$3,123,743

A Fund cannot carry back or carry forward any net operating losses.

During the year ended December 31, 2015, the Impact Bond Fund and the Growth Index Fund utilized $89,170 and $6,405,763 of capital loss carry forwards, respectively.

Other Taxation. The Company is organized as a Delaware business trust and, under current law, neither the Company nor any Fund is liable for any income or franchise tax in the State of Delaware, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Fund shareholders may be subject to state and local taxes on their Fund distributions. In certain states, Fund distributions that are derived from interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation. Also, in many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

Principal Shareholders

As of April 1, 2016, the following persons held beneficially or of record five (5) percent or more of the outstanding shares of the Funds.

Name of Fund	Shareholder Name	Address	Percentage Owned

Impact Bond Fund Class A	Charles Schwab & Co.*	211 Main St. San Francisco, CA 94105	24.18%

Impact Bond Fund Class A	LPL Financial	4707 Executive Dr. San Diego, CA 92121	5.89%

Impact Bond Fund Class I	MMATCO LLP*	1110 N. Main Street Goshen, IN 46528	26.61%

	Great-West Trust Company LLC*	8515 East Orchard Rd. Greenwood Village, CO 80111	21.12%

	Mennonite Foundation	PO Box 483 Goshen, IN 46527	15.21%

	Everence Capital Management, Inc. FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	6.60%

International Index Fund Class A	Charles Schwab & Co.*	211 Main St. San Francisco, CA 94105	5.28%

	Charles Schwab & Co.*	211 Main St. San Francisco, CA 94105	58.12%

	MMATCO LLP	1110 N. Main Street Goshen, IN 46528	5.53%

International Index Fund Class I	Great-West Trust Company LLC*	8515 East Orchard Rd. Greenwood Village, CO 80111	36.98%

	MMATCO LLP *	1110 N. Main Street Goshen, IN 46528	30.27%

	Mennonite Foundation	PO Box 483 Goshen, IN 46527	12.89%

	Everence Capital Management, Inc. FBO: Praxis Growth Allocation	PO Box 483 Goshen, IN 46527	6.39%

	Everence Capital Management, Inc. FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	5.85%

Value Index Fund Class A	MMATCO LLP	1110 N. Main Street Goshen, IN 46528	9.31%

Name of Fund	Shareholder Name	Address	Percentage Owned
Value Index Fund Class I	MMATCO LLP*	1110 N. Main Street Goshen, IN 46528	26.22%

	Great-West Trust Company LLC	8515 East Orchard Rd. Greenwood Village, CO 80111	24.95%

	Mennonite Foundation	PO Box 483 Goshen, IN 46527	15.69%

	Everence Capital Management, Inc. FBO: Praxis Growth Allocation	PO Box 483 Goshen, IN 46527	9.65%

	Everence Capital Management, Inc. FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	9.15%

	Charles Schwab & Co.	211 Main St. San Francisco, CA 94105	7.35%

Growth Index Fund Class A	LPL Financial	4707 Executive Dr. San Diego, CA 92121	5.96%

Growth Index Fund Class I	Great-West Trust Company LLC*	8515 East Orchard Rd. Greenwood Village, CO 80111	35.24%

	MMATCO LLP	PO Box 483 Goshen, IN 46527	24.13%

	Mennonite Foundation	PO Box 483 Goshen, IN 46527	13.05%

	Everence Capital Management, Inc. FBO: Praxis Growth Allocation	PO Box 483 Goshen, IN 46527	9.06%

	Everence Capital Management, Inc. FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	8.59%

Small Cap Fund Class A	LPL Financial	4707 Executive Dr. San Diego, CA 92121	6.04%

Small Cap Fund Class I	Great-West Trust Company LLC*	8515 East Orchard Rd. Greenwood Village, CO 80111	57.39%

	Everence Capital Management, Inc. FBO: Praxis Growth Allocation	PO Box 483 Goshen, IN 46527	19.09%

	Everence Capital Management, Inc. FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	15.52%

*A party holding in excess of 25 percent of the outstanding voting securities of a Fund may be deemed to control the Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.

Miscellaneous

The Funds may include information in their Annual Reports and Semiannual Reports to Shareholders that: (1) describes general economic trends; (2) describes general trends within the financial services industry or the mutual fund industry; (3) describes past or anticipated portfolio holdings for a Fund within the Company; or (4) describes investment management strategies for such Funds. Such information is provided to inform shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or Company officers regarding expected trends and strategies.

Individual Trustees are elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals, however such a meeting will be held if less than a majority of current Trustees have been elected by shareholders. The Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request from shareholders owning not less than 10 percent of the outstanding votes of the Company entitled to vote. At such a meeting, a vote of two-thirds of the outstanding shares of the Company has the power to remove one or more Trustees.

The Company is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Company.

The Prospectus and this SAI omit certain information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended December 31, 2015 for the Impact Bond Fund, International Index Fund, Value Index Fund, Small Cap Fund, Growth Index Fund, Genesis Conservative Portfolio, Genesis Balanced Portfolio, and Genesis Growth Portfolio, including notes thereto, and the report of Ernst & Young LLP thereon are included in the Funds’ most recent Annual Report to Shareholders (and are incorporated by reference into this SAI). Copies of the Annual Report may be obtained upon request and without charge from the Funds at the address and telephone number provided on the cover of this SAI.

ADDITIONAL INDEX INFORMATION

The “S&P 500 Index” and “S&P 500 Value Index” are each a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and Standard & Poor’s®, S&P® and S&P 500®, and has been licensed for use by Everence Financial. Standard & Poor’s® and S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Standard & Poor’s®, S&P® and S&P 500® is a trademark of Standard & Poor’s®, S&P® and S&P 500®. The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Everence Financial. Praxis Growth Index Fund and Praxis Value Index Fund are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or Standard & Poor’s®, S&P® and S&P 500®. Neither S&P Dow Jones Indices nor Standard & Poor’s®, S&P® and S&P 500® make any representation or warranty, express or implied, to the owners of the Praxis Growth Index Fund and Praxis Value Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Praxis Growth Index Fund or the Praxis Value Index Fund particularly or the ability of the S&P 500 Index or S&P 500 Value Index to track general market performance. S&P Dow Jones Indices and Standard & Poor’s®, S&P® and S&P 500® only relationship to Everence Financial with respect to the S&P 500 Index or S&P 500 Value Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index and the S&P 500 Value Index are each determined, composed and calculated by S&P Dow Jones Indices or Standard & Poor’s®, S&P® and S&P 500® without regard to Everence Financial or the Praxis Growth Index Fund or the Praxis Value Index Fund. S&P Dow Jones Indices and Standard & Poor’s®, S&P® and S&P 500® have no obligation to take the needs of Everence Financial or the owners of the Praxis Growth Index Fund or the Praxis Value Index Fund into consideration in determining, composing or calculating the S&P 500 Index or S&P 500 Value Index. Neither S&P Dow Jones Indices nor Standard & Poor’s®, S&P® and S&P 500® are responsible for and have not participated in the determination of the prices, and amount of the Praxis Growth Index Fund or the Praxis Value Index Fund or the timing of the issuance or sale of the Praxis Growth Index Fund or the Praxis Value Index Fund or in the determination or calculation of the equation by which the Praxis Growth Index Fund or the Praxis Value Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices and Standard & Poor’s®, S&P® and S&P 500® have no obligation or liability in connection with the administration, marketing or trading of the Praxis Growth Index Fund or the Praxis Value Index Fund. There is no assurance that investment products based on the S&P 500 Index or S&P 500 Value Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

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APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s Corporation (“S&P”) commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper.

“A-I” — Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-l+.”

“A-2” — Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” — Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

“B” — Issue has only a speculative capacity for timely payment.

“C” — Issue has a doubtful capacity for payment.

“D” — Issue is in payment default.

Moody’s Investors Service, Inc. (“Moody’s”) commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” — Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” — Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” — Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” — Issuer does not fall within any of the Prime rating categories.

The three rating categories of Duff & Phelps Credit Rating Co. (“Duff & Phelps”) for investment grade commercial paper are “Duff 1,” “Duff 2” and “Duff 3.” Duff & Phelps employs three designations, “Duff 1+,” “Duff 1” and “Duff 1-,” within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper.

“Duff 1+” — Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

“Duff 1” — Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

“Duff 1-” — Debt possesses high certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

“Duff-2” — Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

“Duff 3” — Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

“Duff 4” — Debt possesses speculative investment characteristics.

“Duff 5” — Issuer has failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc. (“Fitch”) short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-l+” — Securities possess exceptionally strong credit quality. Issuers assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” — Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-l+.”

“F-2” — Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-l+” and “F-1” categories.

“F-3” — Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes in financial and economic conditions.

“D” — Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-banks; non United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

“TBW-1” — This designation represents Thomson BankWatch’s highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

“TBW-2” — This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

“TBW-3” — This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

“TBW-4” — This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by 1BCA for short-term debt ratings:

“A1 +”— Obligations are supported by the highest capacity for timely repayment.

“A2” — Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

“A3” — Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

“B” — Obligations capacity for timely repayment is susceptible to changes in business, economic, or financial conditions.

“C” — Obligations have an inadequate capacity to ensure timely repayment.

“D” — Obligations have a high risk of default or are currently in default.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by S&P for corporate and municipal debt:

“AAA” — This designation represents the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” — Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” — Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” — Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC,” and “C” — Debt that possesses one of these ratings is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“CI” — This rating is reserved for income bonds on which no interest is being paid.

“D” — Debt is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-) — The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” — Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” — Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” — Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing, “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (—) — Bonds for which the security depends upon the completion of some act or the fulfillment of some conditions are rated conditionally. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operation experience; (c) rentals which begin when facilities are completed; or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic classification from “Aa” to “B” in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

“AAA” — Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

“AA” — Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

“A” — Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

“BB,” “B,” “CCC,” “DD,” and “DP” — Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated “BB” is deemed likely to meet obligations when due. Debt rated “B” possesses the risk that obligations will not be met when due. Debt rated “CCC” is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated “DD” is a defaulted debt obligation, and the rating “DP” represents preferred stock with divided arrearages.

To provide more detailed indications of credit quality, the “AA,” “A,” “BBB,” “BB” and “B” ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” — Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” — Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-l+.”

“A” — Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” — Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “C,” “DDD,” “DD,” and “D” — Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “C” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

“AAA” — Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and. interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

“AA” — Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

“A” — Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

“BBB” — Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

“BB,” “B,” “CCC,” “CC,” and “C” — Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. “BB” represents the lowest degree of speculation and indicates a possibility of investment risk developing. “C” represents the highest degree of speculation and indicates that the obligations are currently in default.

IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

“AAA” — This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

“AA” — This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

“A” — This designation indicates that the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BBB” — This designation represents Thomson BankWatch’s lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BB,” “B,” “CCC,” and “CC” — These obligations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. “PB” indicates the lowest degree of speculation and “CC” the highest degree of speculation.

“D” — This designation indicates that the long-term debt is in default.

PLUS (+) OR MINUS (-) — The ratings from “AAA” through “CC” may include a plus or minus sign designation which indicates where within the respective category the issue is placed.